UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-7338

Capital World Growth and Income Fund, Inc.
(Exact Name of Registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2005

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
Eric A.S. Richards, Esq.
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

Capital World Growth and Income Fund

Strategies for growth

[photo of a woman walking through terraced rice fields]

Annual report for the year ended November 30, 2005

Capital World Growth and Income FundSM seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

This fund is one of the 29 American Funds. The organization ranks among the nation’s three largest mutual fund families. For nearly 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	4
Strategies for growth	6
Summary investment portfolio	10
Financial statements	14
Directors and officers	30
The American Funds family	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2005 (the most recent calendar quarter):

	1 year	5 years	10 years
Class A shares
Reflecting 5.75% maximum sales charge	+8.12%	+9.65%	+13.04%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 22 for details.

The fund’s 30-day yield for Class A shares as of December 31, 2005, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 2.17%, which reflects a fee waiver (2.14% without the fee waiver).

Results for other share classes can be found on page 5. Please see the inside back cover for important information about other share classes.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

Fellow shareholders:

[photo of a woman walking through terraced rice fields]

For a third consecutive fiscal year, global stock markets generated impressive returns. This year, results for overseas markets, when measured in local currencies, were generally much stronger than U.S. results. However, a strengthening U.S. dollar undercut those results somewhat for fund shareholders.

For the 12 months ended November 30, 2005, Capital World Growth and Income Fund recorded a total return of 14.8%. The fund’s results exceeded that of its benchmark, the unmanaged MSCI World IndexSM, which posted an 11.8% return. It also surpassed the Lipper Global Funds Index, its peer group benchmark, which returned 12.5%. Over longer, more meaningful periods, the fund has consistently done better than either of these references, as can be seen in the table below.

During the year, shareholders received quarterly dividends totaling 80 cents a share, as well as a capital gain distribution of 79.6 cents a share paid in December 2004. For the year, shareholders recorded an income return of 2.4%.

A look at global markets

The U.S. stock market began and ended the fiscal year with solid gains. Yet during the middle of the year, U.S. stocks largely traded sideways despite favorable underpinnings. Growth in our domestic economy remained healthy throughout the year, leading to higher corporate profits, relatively low unemployment and sustained consumer demand. But rising oil and gas prices and the steady climb of short-term interest rates restrained investor enthusiasm, keeping a lid on the market much of the year. For the 12 months ended November 30, U.S. stocks rose 9.4% as measured by MSCI*. U.S. stocks account for roughly 18% of portfolio holdings.

In Europe, strong market gains prevailed in an environment of slow economic growth that was countered by low interest rates and rising corporate profits. Almost every major market posted returns totaling 20% or better when measured in local currencies. When converted to U.S. dollars, however, European returns were notably lower, owing to the strength of the dollar against the euro, the pound and other regional currencies. Ironically, the relative weakness of these currencies contributed somewhat to higher stock prices as they helped make European exports more competitive in world markets. Some of the smaller economies produced the biggest gains:

*Country returns are based on MSCI indexes, in U.S. dollars (except where noted) and with gross dividends reinvested.

[Begin Sidebar]
Results at a glance
(as of November 30, 2005, with all distributions reinvested)

Average annual total returns
Lifetime
	1 year	5 years	10 years	(since 3/26/93)

Capital World Growth and Income Fund	+14.78%	+11.13%	+13.57%	+13.95%
MSCI World Index[1]	+11.75	+2.52	+7.55	+8.91
Lipper Global Funds Index[2]	+12.50	+2.93	+7.83	+8.79

1 The MSCI World Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses.
2 The Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the U.S. and may own U.S. securities as well. Lipper indexes do not reflect the effects of sales charges.
[End Sidebar]

In dollar-adjusted terms, Austria surged 30.3%, Norway leapt 22.3% and Denmark climbed 22.1%. The United Kingdom, France and Germany, which are the largest European economies and represent our largest European exposures, returned 7.8%, 11.3% and 11.9%, respectively. Altogether, Europe houses 37% of portfolio holdings.

The Commonwealth countries of Australia and Canada also enjoyed strong stock market returns. The Australian market rose 19.8%, while the Canadian market soared 25.7%.

Strong returns were common in many Asian markets as well. Japanese stocks gained 21.6% on mounting evidence of a sustained economic recovery and a likely end to the decade of deflation that has mired its economy, the world’s second-largest. Neighboring Korea posted even better results with its stock market up 48.0%. In comparison, Taiwan (up 6.9%) and Hong Kong (up 9.9%) were laggards in the region, despite healthy single-digit returns.

Strength from stock selection

The table at right shows where the fund’s assets were invested by country and region. Capital World Growth and Income Fund, however, selects stocks individually based on our fundamental assessment of each company’s prospects and future value, not on its country of origin or according to index weightings. Consequently, the fund’s attractive results owe more to our stock selection than to market trends.

The table below identifies the fund’s largest holdings. These stocks also represent our highest conviction ideas for the fund at year end. All of these, except for Vodafone, produced positive returns for the past year. Four of them — Royal Dutch Shell, Altria, Roche and Hyundai — logged gains that exceeded 25%. The fund’s long-time shareholders may recognize a few of these names — e.g., Royal Dutch Shell, Altria and Lloyds TSB Group — as they have been among our top holdings for several years.

Of course, the strength of the fund’s results goes deeper than the largest holdings listed here. During the past year, the fund also benefited from select holdings in oil & gas and metals & mining, as well as Asian financial companies. Most of these companies are listed in the summary portfolio, beginning on page 10, which offers a look at the fund’s 50 largest holdings — a broader sampling of our favorite ideas. Altogether, the portfolio holds some 360 stocks of companies from around the world.

An eye to long-term growth

Only three years ago, Capital World Growth and Income Fund had total assets of about $10 billion. Today, the fund’s total assets exceed $50 billion. Some of this growth can be attributed to strong returns in each of the past three years, but shareholder growth has also boosted the size of the fund. In the past year alone, the fund has added more than 1 million new shareholder accounts. We take this opportunity to welcome them.

[Begin Sidebar]
Largest equity holdings
(as of November 30, 2005)

Company	Country	Percent of net assets

Royal Dutch Shell	United Kingdom	2.42%
Altria Group	United States	1.63
Roche Holding	Switzerland	1.34
TOTAL	France	1.16
Koninklijke KPN	Netherlands	1.00
Nestlé	Switzerland	.94
Fortis	Belgium	.93
Lloyds TSB Group	United Kingdom	.88
Vodafone	United Kingdom	.88
Hyundai Motor	South Korea	.88
[End Sidebar]

In light of the fund’s strong growth, we invite all shareholders to read our feature article, “Strategies for growth,” that begins on page 6. The article addresses questions that some investors may have about the recent growth of the fund and, in the process, explains how our investment approach coupled with the fund’s objectives more than offsets the challenges of managing a larger fund.

A core part of our investment philosophy is taking a long-term perspective on each stock we buy. We encourage our shareholders to take a similar perspective on their own investments. We thank you for making Capital World Growth and Income Fund a part of your financial plan for the future, and we look forward to reporting to you again in six months. In the interim, you can get current information about the fund at americanfunds.com.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Vice Chairman of the Board

/s/ Stephen E. Bepler
Stephen E. Bepler
President

January 11, 2006

[Begin Sidebar]
Where the fund’s assets were invested

[begin pie chart]
The Americas	24.8%
Asia/Pacific	27.4%
Bonds, cash & equivalents	9.4%
Europe	37.0%
Other	1.4%
 [end pie chart]

	Capital World Growth	MSCI
	and Income Fund	World Index

•The Americas	24.8%	55.8%
United States	18.3	52.4
Brazil	3.1	—
Canada	2.0	3.4
Mexico	1.4	—

•Europe	37.0%	29.7%
United Kingdom	10.3	10.9
France	6.0	4.1
Germany	5.1	3.0
Netherlands	3.9	1.5
Switzerland	3.4	3.1
Italy	1.9	1.7
Spain	1.5	1.7
Belgium	1.0	0.5
Sweden	.9	1.0
Austria	.8	0.2
Norway	.7	0.3
Denmark	.7	0.4
Other Europe	.8	1.3

•Asia/Pacific	27.4%	14.5%
Japan	9.8	10.9
South Korea	4.9	—
Taiwan	4.1	—
Australia	2.8	2.4
Hong Kong	1.8	0.7
India	1.8	—
Singapore	.7	0.4
Other Asia/Pacific	1.5	0.1

•Other	1.4%	—

•Bonds, cash & equivalents	9.4%	—

Percent of net assets by country as of November 30, 2005.
The MSCI World Index is weighted by market capitalization.
[End Sidebar]

Mary Myers Kauppila, an independent director of the fund since 1993, has been elected non-executive chairman of the board. Gina H. Despres, the previous chairman, has been elected vice chairman. As independent board chair, Ms. Kauppila will chair board meetings, including executive sessions of the independent directors, and will be responsible for board agendas, but will not have other executive or management responsibilities with the fund. She will remain unaffiliated with Capital Research and Management Company, the fund’s investment adviser, and any of its affiliates.

The value of a long-term perspective

How a $10,000 investment has grown since March 26, 1993

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus the net amount invested was $9,425.

[begin mountain chart]
	Capital World Growth and Income Fund with dividends reinvested (1)(2)	Capital World Growth and Income Fund with dividends excluded (1)(3)	MSCI World Index with dividends reinvested (4)	U.S. Consumer Price Index (inflation) (5)	Original investment
3/26/1993	$9,425	$9,425	$10,000	$10,000	$10,000
5/31/1993	9,719	9,719	$10,837	$10,042	10,000
8/31/1993	10,401	10,313	$11,475	$10,084	10,000
11/30/1993	10,782	10,625	$10,924	$10,153	10,000
2/28/1994	11,615	11,388	$12,062	$10,216	10,000
5/31/1994	11,315	11,044	$11,936	$10,272	10,000
8/31/1994	12,038	11,656	$12,501	$10,376	10,000
11/30/1994	11,592	11,131	$11,982	$10,425	10,000
2/28/1995	11,860	11,293	$12,097	$10,508	10,000
5/31/1995	12,788	12,094	$13,242	$10,599	10,000
8/31/1995	13,412	12,557	$13,598	$10,648	10,000
11/30/1995	13,841	12,850	$14,260	$10,696	10,000
2/29/1996	14,700	13,553	$15,042	$10,787	10,000
5/31/1996	15,327	14,031	$15,673	$10,905	10,000
8/31/1996	15,414	13,947	$15,379	$10,954	10,000
11/30/1996	17,118	15,362	$17,004	$11,045	10,000
2/28/1997	17,849	15,936	$17,136	$11,114	10,000
5/31/1997	18,908	16,782	$18,427	$11,149	10,000
8/31/1997	19,755	17,380	$18,892	$11,198	10,000
11/30/1997	19,917	17,414	$19,212	$11,247	10,000
2/28/1998	21,881	19,050	$21,351	$11,274	10,000
5/31/1998	22,801	19,763	$22,198	$11,337	10,000
8/31/1998	19,885	17,104	$19,671	$11,379	10,000
11/30/1998	23,007	19,676	$23,138	$11,421	10,000
2/28/1999	23,904	20,375	$24,151	$11,455	10,000
5/31/1999	25,004	21,214	$25,203	$11,574	10,000
8/31/1999	26,177	22,063	$26,263	$11,636	10,000
11/30/1999	27,396	23,014	$28,141	$11,720	10,000
2/29/2000	29,908	25,027	$28,765	$11,825	10,000
5/31/2000	30,124	25,119	$28,718	$11,943	10,000
8/31/2000	31,516	26,121	$29,799	$12,033	10,000
11/30/2000	29,142	24,016	$26,067	$12,124	10,000
2/28/2001	30,810	25,334	$24,728	$12,242	10,000
5/31/2001	31,113	25,404	$24,514	$12,375	10,000
8/31/2001	29,274	23,786	$22,316	$12,361	10,000
11/30/2001	28,613	23,111	$21,975	$12,354	10,000
2/28/2002	28,826	23,225	$21,266	$12,382	10,000
5/31/2002	30,788	24,700	$21,514	$12,521	10,000
8/31/2002	26,985	21,503	$18,550	$12,584	10,000
11/30/2002	27,405	21,693	$18,697	$12,625	10,000
2/28/2003	25,681	20,237	$16,961	$12,751	10,000
5/31/2003	29,144	22,806	$19,487	$12,779	10,000
8/31/2003	31,622	24,576	$20,680	$12,855	10,000
11/30/2003	35,220	27,230	$22,391	$12,848	10,000
2/29/2004	39,110	30,063	$24,603	$12,967	10,000
5/31/2004	37,996	29,064	$24,197	$13,169	10,000
8/31/2004	38,489	29,275	$24,018	$13,196	10,000
11/30/2004	43,044	32,485	$26,414	$13,301	10,000
2/28/2005	45,627	34,128	$27,680	$13,357	10,000
5/31/2005	44,120	32,857	$27,074	$13,538	10,000
8/31/2005	47,417	35,102	$28,507	$13,677	10,000
11/30/2005	49,405	36,422	$29,519	$13,760	10,000
[end mountain chart]

Year ended November 30	1993[6]	1994	1995	1996	1997	1998	1999	2000

Total value
Dividends reinvested	$144	295	421	506	488	478	440	577
Value at year-end[1]	$10,782	11,592	13,841	17,118	19,917	23,007	27,396	29,142
WGI total
return	7.8%	7.5	19.4	23.7	16.4	15.5	19.1	6.4

Year ended November 30	2001	2002	2003	2004	2005

Total value
Dividends reinvested	578	569	679	914	1,043
Value at year-end[1]	28,613	27,405	35,220	43,044	49,405
WGI total
return	(1.8)	(4.2)	28.5	22.2	14.8

Average annual total return for fund’s lifetime 13.4%2

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2Includes reinvested dividends of $7,131 and reinvested capital gain distributions of $10,973.
3Results calculated with capital gains reinvested.
4The MSCI World Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses, and cannot be invested in directly.
5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period March 26, 1993 (when the fund began operations) through November 30, 1993.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended 11/30/05)*

	1 year	5 years	10 years

Class A shares	+8.18%	+9.82%	+12.90%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 22 for details.

Other share class results unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2005
(the most recent calendar quarter):
	1 year	5 years	Life of class

Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	+8.85%	+9.83%	+8.63%
Not reflecting CDSC	+13.85%	+10.10%	+8.75%

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+12.79%	—	+11.13%
Not reflecting CDSC	+13.79%	—	+11.13%

Class F shares[1]— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+14.67%	—	+12.00%

Class 529-A shares[2]— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+8.08%	—	+14.24%
Not reflecting maximum sales charge	+14.66%	—	+16.00%

Class 529-B shares[2]— first sold 2/21/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	+8.66%	—	+14.99%
Not reflecting CDSC	+13.66%	—	+15.51%

Class 529-C shares[2]— first sold 2/22/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+12.68%	—	+15.50%
Not reflecting CDSC	+13.68%	—	+15.50%

Class 529-E shares[1,2]— first sold 3/4/02	+14.26%	—	+14.84%

Class 529-F shares[1,2]— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+14.73%	—	+22.72%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 22 for details.

1 These shares are sold without any initial or contingent deferred sales charge.
2 Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

[photo - aerial view of terraced rice fields]
[Begin Pull Quote]
“Most of our ideas are the result of spirited teamwork. They are the product of sharing research and ideas with other counselors in the fund and our analysts.”
— Gregg Ireland
[End Pull Quote]
Strategies for growth

How do you see the world? Some view the world as getting bigger. They may cite the expansion of the European Union, the increasing independence of former Soviet territories, or the rising influences of India and China. Yet others might look at these same examples and conclude that the world is getting smaller, citing lower trade barriers and a greater reliance on the international community to support peace and prosperity. Differing worldviews are often based on differing perceptions of changing realities.

Since inception 12 years ago, Capital World Growth and Income Fund has grown remarkably. This past year, it was one of the fastest growing members of our American Funds family. Some might be inclined to view the increasing size of the fund as a difficult challenge. At American Funds, we have a different outlook. We regard growth as an opportunity for diversification and, for decades, have implemented strategies not only to manage growth, but also to exploit the many opportunities that a larger fund and an expanding global economy offer to shareholders. On the following pages, we discuss these strategies and, in the process, present a bit of our worldview — one that sees the world as shrinking and growing at the same time.

Managing growth by design

Some mutual funds are managed by committee; others are run by a single manager. Capital Research and Management Company (CRMC), adviser to the American Funds, employs a distinctly different approach. Each fund is divided into smaller portions, and each portion is autonomously managed by a portfolio counselor in accordance with the fund’s objectives and guidelines. We call this approach the multiple portfolio counselor system.

Here’s how it works for Capital World Growth and Income Fund. The fund’s assets are currently divided among seven primary portfolio counselors who function as generalists. In addition, CRMC equity analysts separately manage another portion of the fund’s assets, referred to as the research portfolio. The research portfolio allows analysts to directly invest in their best ideas with respect to the sectors and industries they follow; it also supplies a further layer of diversity to the management system.

As fund assets grow over time, the number of portfolio counselors may be increased, as may the number of analysts in the research portfolio. Last year, in fact, the fund added both counselors and analysts. At any given time, as many as 50 investment professionals (portfolio counselors + research analysts) may be directly involved in managing the fund’s assets. This blend of generalists and specialists opens the fund to a multitude of investment perspectives.

Perspectives seeding ideas

The multiple portfolio counselor system not only accommodates the growth of assets, it promotes the growth of ideas, as well. While the fund’s portfolio holds some 360 stocks, each counselor is directly responsible for only a fraction of those holdings. The exact number varies from counselor to counselor, but usually ranges from about 25 to 50 stocks. Portfolio counselor Gregg Ireland explains, “The beauty of this system is that it encourages us to focus entirely on our best investment ideas. Not all of them work out as we hope, but a portfolio of only high conviction stocks — and that’s what we have — is a compelling proposition.” These ideas differ from counselor to counselor and may be influenced by investment experiences, areas of personal expertise and, above all, ongoing dialogue with Capital’s research analysts. Gregg adds, “Most of our ideas are the result of spirited teamwork. They are the product of sharing research and ideas with other counselors in the fund and our analysts.” The fund’s research portfolio frequently functions as a percolator for these ideas.

The multiple portfolio counselor system recognizes that no single manager is likely to beat the market consistently year after year. Each portfolio counselor brings a distinct style and perspective to the investment process, honed by years of professional experience. By wedding these distinct styles, perspectives and professional backgrounds to the fund’s objectives, shareholders have access to a wider pool of “best ideas” than they might typically cull from a single manager. Portfolio counselor Jeanne Carroll notes, “Over the long term, this mixture of investment approaches has tended to smooth out the peaks and valleys of investing.”

As a group, the fund’s portfolio counselors might be described as value investors, or seekers of undervalued companies with promising long-term prospects. How they identify value and where they find it is part of what distinguishes each counselor’s investment style. Counselors are also differentiated by the ways in which they meet the fund’s dual objectives. Some favor combining high-growth stocks with stocks paying high dividends; others stick to established, blue chip companies with above-average dividends and solid growth prospects. Portfolio counselor Carl Kawaja notes, “Capital World Growth and Income Fund has a great deal of flexibility in its objectives. This opens it up to a wide variety of investment styles and opportunities for our shareholders. Over time, this diversity has contributed to the fund’s history of attractive returns.”

[Begin Sidebar]
The multiple portfolio counselor system

Capital World Growth and Income Fund currently has seven primary portfolio counselors, each of whom is a generalist and independently manages a portion of the fund’s assets. An additional segment, the research portfolio, is separately managed by research analysts who invest in stocks of the industries or regions they follow, bringing a specialized expertise to the selection process. The result is a portfolio, culled from markets around the world, that encompasses the best investment ideas of some 50 or more investment professionals.

[pie chart with separated segment representing Research portfolio; the majority of pie segment representing Portfolio counselors]
Portfolio counselors
(generalists)

Research portfolio
Global equity analysts
(specialists)
[End Sidebar]

[Begin Pull Quote]
“Capital World Growth and Income Fund has a great deal of flexibility in its objectives.
This opens it up to a wide variety of investment styles and opportunities for our shareholders.”
— Carl Kawaja
[End Pull Quote]

Objectives tailored for growth

The investment process of CRMC is a major factor in the fund’s ability to accommodate asset growth. However, the fund’s wide-ranging objectives also foster asset growth for shareholders.

Capital appreciation (growth of capital) is a primary objective of the fund. In its pursuit, portfolio counselors and analysts employ a “bottom-up” approach to stock selection. Portfolio counselor and fund president Stephen Bepler explains, “We focus on individual stocks, not indexes or sector weightings. Each stock we buy is first of all evaluated on its fundamental merits and potential for growth in the years ahead.”

In some instances, a company’s potential for growth may be cyclical, that is, dependent on the strength of an economic cycle, as is often the case with commodity-based businesses such as metals or chemicals. In other instances, a stock’s growth potential may derive from secular trends, such as demographic changes (an aging population) or geopolitical events (the expanding European Union or new trade agreements). Still other opportunities emerge from within the company itself: a new product, new management or following a corporate restructuring. By carefully evaluating each company and the nature of its growth potential, our analysts are in a better position to recommend stocks that are likely to meet the fund’s growth objective over longer time horizons.

The fund’s current income objective works hand in hand with the growth objective, augmenting shareholders’ returns over time. From a fundamental research perspective, stocks that pay healthy dividends are ideal candidates for consideration. This is because dividend-paying companies usually have well-established businesses with predictable cash flows and earnings. Moreover, the decision to pay dividends reflects a management that is confident with its business position and earnings outlook, as well as a willingness to reward shareholders for their investment. These are important qualities when selecting companies to invest in for the long term.

Dividends, however, are more than a useful screen for stock selection. The income that dividends provide is also a vital component of the fund’s total return. Dividend income helps cushion returns when stock markets languish; during severe market downturns, dividend-paying stocks frequently hold up better than those that pay no dividend. Importantly, reinvested income helps to compound growth. Shareholders can find clear evidence of this in the mountain chart on page 4, which shows the growth of an investment over the life of the fund both for those who take dividends in cash and those who choose to reinvest. Over time, that difference can be considerable.

Finally, the fund’s global reach greatly facilitates its growth and income objectives. Any market in the world is a potential opportunity; there are no limitations as to the countries or sectors in which the fund may invest. Neither does the fund strive to replicate its benchmark, the MSCI World Index. While some portfolio holdings are components of the MSCI index, others are not. By having the freedom to choose where in the world we want to invest and by selecting companies from a fundamental perspective, Capital World Growth and Income Fund can offer its shareholders a broadly diversified, yet highly refined portfolio of growth opportunities.

Cultivating possibilities

Our perception of opportunity is shaped and reshaped by the different perspectives we engage. Each day, our teams of global research analysts and portfolio counselors examine companies and markets close-up. We speak their language, learn their businesses and understand their customers. In the process, the world seems to grow a little smaller, borders blur, markets intersect and barriers fade. At the same time, our research efforts keep expanding the world of investment possibilities for our shareholders. In the end, the only limits to growth may be the limits of our vision.

[photos of Stephen Bepler, Jeanne Carroll, Mark Denning, Gregg Ireland, Carl Kawaja, Andrew Suzman and Steve Watson]
		Years with	Years of
Portfolio		American Funds	investment
counselor	Location	or affiliates*	experience*

Stephen Bepler	New York	33	40
Jeanne Carroll	New York	13	27
Mark Denning	London	24	24
Gregg Ireland	Washington, D.C.	33	33
Carl Kawaja	San Francisco	15	18
Andrew Suzman	New York	12	12
Steve Watson	Hong Kong	16	18

A wealth of experience

The portfolio counselors who manage the fund bring more than 170 years (combined) of professional experience to the investment process.* No two think exactly alike, so each invests differently, but in accordance with the fund’s objectives. This blend of experiences and styles has tended to eliminate extremes and has contributed to the fund’s consistently strong record. The fund’s counselors are supported by the extensive global research network of its adviser, Capital Research and Management Company, with 11 research offices worldwide.

*As of February 2006.

Summary investment portfolio, November 30, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Percent
of net
Industry sector diversification	assets
Financials	21.14%
Consumer discretionary	11.32
Telecommunication services	8.89
Consumer staples	8.52
Materials	8.14
Other industries	32.12
Bonds & notes	0.82
Convertible securities	0.42
Short-term securities & other assets
less liabilities	8.63
[end pie chart]

			Percent
		Market	of net
Common stocks - 90.13%	Shares	value (000)	assets

Financials - 21.14%
Fortis (Netherlands)	15,694,100	$466,496
Fortis (Belgium)	300,000	8,917.93%
Provides banking and insurance services worldwide.
Lloyds TSB Group PLC	55,584,500	452,177.88
Provides a comprehensive range of retail banking and financial services in the U.K.
UniCredito Italiano SpA (Italy)	54,600,000	338,167
UniCredito Italiano SpA (Germany)	13,500,000	84,011.82
Operates one of the largest banking networks in Italy, with a significant presence in Eastern Europe.
Banco Itaú Holding Financeira SA, preferred nominative	16,152,000	409,467.80
One of Brazil's leading banks, with a long track record of profitability and conservative balance sheet management.
Kookmin Bank	6,169,620	404,799.79
Korea's largest financial services provider.
Cathay Financial Holding Co., Ltd.	220,706,000	400,265.78
Provides life, property and casualty insurance services.
Citigroup Inc.	7,860,000	381,603.75
One of the leading diversified financial services companies in the world.
Banco Santander Central Hispano, SA	29,360,604	373,728.73
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
Société Générale	3,109,500	370,517.72
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.
ABN AMRO Holding NV	14,685,944	362,621.71
Provides banking and financial services around the world.
HSBC Holdings PLC (United Kingdom)	20,269,729	324,529
HSBC Holdings PLC (Hong Kong)	2,000,000	32,111.70
One of the world's largest international banking and financial services organizations.
UBS AG	3,195,211	294,715.58
The world's largest private bank and a leading investment bank with global operations.
Shinhan Financial Group Co., Ltd.	6,756,300	260,760.51
Provides financial services including Internet banking, securities trading and insurance.
Other securities		5,856,267	11.44
		10,821,150	21.14

Consumer discretionary - 11.32%
Toyota Motor Corp.	8,370,300	405,014.79
One of the world's largest automotive manufacturers.
Hyundai Motor Co.	4,130,000	341,112.67
South Korea's leading automobile manufacturer.
Yamada Denki Co., Ltd.	3,239,800	332,211.65
Operates discount retail chains that sell consumer electronics throughout Japan.
Target Corp.	5,554,000	297,195.58
Operates Target, the second largest chain of discount stores in the U.S.
Accor SA	4,900,000	260,748.51
Among the top hotel companies in the world. Its U.S. chains include Motel 6 and Red Roof Inns. Also manages a network of restaurants and travel agencies.
Other securities		4,154,768	8.12
		5,791,048	11.32

Telecommunication services - 8.89%
Koninklijke KPN NV	51,469,620	510,168	1.00
The leading Dutch telecommunications company. Provides wireless telephone services in Germany.
Vodafone Group PLC	209,176,000	451,177.88
One of the leading global operators of mobile telephone services.
Telekom Austria AG	18,412,750	417,098.81
Austria's largest fixed-line and mobile telecommunications provider.
Chunghwa Telecom Co., Ltd. (ADR)	9,979,600	173,845
Chunghwa Telecom Co., Ltd.	98,046,000	166,974.67
Taiwan's largest telecommunications company.
SBC Communications Inc.	12,957,124	322,762.63
A North American leader in telecommunications services.
Tele Norte Leste Participações SA, preferred nominative	15,044,930	282,373
Tele Norte Leste Participações SA, preferred nominative (ADR)	70,000	1,302.55
Provides fixed-line telecommunications services in eastern and northern Brazil.
France Télécom, SA	10,955,000	274,500.54
The leading provider of Internet and fixed-line and cellular telephone services in France, with international interests.
Other securities		1,948,976	3.81
		4,549,175	8.89

Consumer staples - 8.52%
Altria Group, Inc.	11,434,500	832,317	1.63
The largest tobacco company in the world. The group also controls Kraft Foods, and owns a large interest in the global brewer SABMiller.
Nestlé SA	1,628,200	482,851.94
The world's largest food manufacturer.
Diageo PLC	28,250,000	407,849.80
Sells spirits, wine and beer under brands including Guinness, Smirnoff and Johnnie Walker.
Tesco PLC	56,805,563	297,597.58
Operates supermarkets and convenience stores internationally. A leader in online grocery sales.
Foster's Group Ltd.	70,442,807	294,402.57
Produces alcoholic beverages, primarily beer and wine, sold worldwide.
Unilever NV	2,623,000	176,368
Unilever NV (New York registered)	1,265,000	84,730.51
A global consumer goods company. Its products include Breyer's ice cream, Dove soap and Lipton teas.
Other securities		1,784,863	3.49
		4,360,977	8.52

Materials - 8.14%
Barrick Gold Corp.	14,000,000	372,540.73
Owns and operates gold mines in North and South America, Australia and Africa.
Dow Chemical Co.	7,257,600	328,406.64
A major producer of plastics, chemicals, herbicides and pesticides.
Other securities		3,466,471	6.77
		4,167,417	8.14

Energy - 7.55%
Royal Dutch Shell PLC, Class B	20,949,312	675,528
Royal Dutch Shell PLC, Class A (ADR)	4,557,000	280,802
Royal Dutch Shell PLC, Class A	6,687,597	205,878
Royal Dutch Shell PLC, Class B (ADR)	1,142,148	74,046	2.42
A global group of energy and oil companies.
TOTAL SA	1,807,000	452,355
TOTAL SA (ADR)	1,125,000	140,276	1.16
One of the world's leading integrated oil and gas companies.
ENI SpA	10,952,600	296,901.58
One of the world's leading oil and gas companies.
Chevron Corp.	4,931,462	282,622.55
This fully integrated energy company is one of the world's largest producers of oil and gas.
Other securities		1,455,888	2.84
		3,864,296	7.55

Health care - 6.40%
Roche Holding AG	4,541,066	682,317	1.34
A world leader in pharmaceuticals and diagnostic research.
AstraZeneca PLC (Sweden)	6,579,800	305,077
AstraZeneca PLC (United Kingdom)	1,500,000	69,195.73
This global pharmaceutical company makes drugs for the treatment of gastrointestinal disorders, cardiovascular disease and cancer.
Sanofi-Aventis	3,879,900	313,698.61
Makes drugs to treat cardiovascular and central nervous system disorders.
Novo Nordisk A/S, Class B	5,166,000	277,817.54
A global leader in drugs to treat diabetes.
Other securities		1,625,401	3.18
		3,273,505	6.40

Industrials - 5.44%
General Electric Co.	9,800,000	350,056.68
One of the world's top makers of power turbines, aircraft engines and medical imaging equipment. Operates finance businesses and NBC Universal, the entertainment conglomerate, and makes consumer appliances, lighting and industrial equipment.
United Parcel Service, Inc., Class B	4,091,700	318,743.62
The world's largest package delivery company and express carrier.
Siemens AG	3,879,500	294,187.58
A major worldwide producer of electrical and electronic equipment used in industrial and professional applications.
Other securities		1,820,932	3.56
		2,783,918	5.44

Information technology - 5.02%
Taiwan Semiconductor Manufacturing Co. Ltd.	100,774,665	179,148
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	11,732,984	112,402.57
One of the world's largest semiconductor manufacturers. Supplies chips to hundreds of other companies.
Other securities		2,275,467	4.45
		2,567,017	5.02

Utilities - 4.13%
Veolia Environnement	10,150,000	434,848.85
A leading provider of environmental services to municipalities and industrial companies worldwide.
NTPC Ltd.	128,290,000	291,568.57
A leading thermal power generating company in India.
E.ON AG	2,834,214	269,938.53
This leading German utility supplies electricity, gas and water to customers throughout Europe.
Other securities		1,117,912	2.18
		2,114,266	4.13

Miscellaneous - 3.58%
Other common stocks in initial period of acquisition		1,832,434	3.58

Total common stocks (cost: $37,114,687,000)		46,125,203	90.13

Convertible securities - 0.42%
Total convertible securities (cost: $261,404,000)		215,939.42

Bonds & notes - 0.82%
Total bonds & notes (cost: $425,296,000)		421,080.82

	Principal amount
Short-term securities - 8.87%	(000)

Amsterdam Funding Corp. 3.92%-4.15% due 12/12/2005-1/19/2006 (1)	$186,300	185,641.37
Barton Capital Corp. 4.12%-4.14% due 1/12-1/18/2006 (1)	150,000	149,216
Société Générale North America Inc. 4.255% due 2/21/2006	36,600	36,242.36
Lloyds Bank PLC 4.03%-4.245% due 12/29/2005-2/14/2006	150,000	149,028.29
Other securities		4,017,993	7.85

Total short-term securities (cost: $4,537,834,000)		4,538,120	8.87

Total investment securities (cost: $42,339,221,000)		51,300,342	100.24
Other assets less liabilities		(120,754)	(.24)

Net assets		$51,179,588	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended November 30, 2005, appear below.

						Market value
					Dividend	of affiliates
	Beginning			Ending	income	at 11/30/05
Company	shares	Purchases	Sales	shares	(000)	(000)
Mediceo Paltac Holdings Co., Ltd.	8,397,600	6,532,900	-	14,930,500	$1,174	$206,626
Asahi Diamond Industrial Co., Ltd.	3,950,000	-	-	3,950,000	420	31,723
					$1,594	$238,349

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $2,199,329,000, which represented 4.30% of the net assets of the fund.

ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at November 30, 2005	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $42,125,917)	$51,061,993
Affiliated issuers (cost: $213,304)	238,349	$51,300,342
Cash denominated in non-U.S. currencies
(cost: $7,325)		7,236
Cash		4,197
Receivables for:
Sales of investments	292,883
Sales of fund's shares	169,717
Dividends and interest	105,670
Other assets	438	568,708
		51,880,483
Liabilities:
Payables for:
Purchases of investments	609,257
Repurchases of fund's shares	35,873
Investment advisory services	14,234
Services provided by affiliates	29,206
Deferred directors' compensation	920
Other fees and expenses	11,405	700,895
Net assets at November 30, 2005		$51,179,588

Net assets consist of:
Capital paid in on shares of capital stock		$39,803,672
Undistributed net investment income		411,238
Undistributed net realized gain		2,015,073
Net unrealized appreciation		8,949,605
Net assets at November 30, 2005		$51,179,588

Total authorized capital stock - 2,000,000 shares, $.01 par value (1,385,102 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share(1)

Class A	$39,841,242	1,077,106	$36.99
Class B	2,157,710	58,642	36.79
Class C	3,781,367	103,059	36.69
Class F	2,444,780	66,179	36.94
Class 529-A	585,167	15,844	36.93
Class 529-B	81,269	2,208	36.80
Class 529-C	162,131	4,406	36.80
Class 529-E	29,617	803	36.89
Class 529-F	11,710	317	36.95
Class R-1	44,260	1,203	36.78
Class R-2	436,667	11,899	36.70
Class R-3	627,704	17,041	36.83
Class R-4	435,425	11,788	36.94
Class R-5	540,539	14,607	37.01
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $39.25 and $39.18, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2005	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $89,180; also includes $1,594 from affiliates)	$1,096,117
Interest (net of non-U.S. withholding tax of $4)	175,237	$1,271,354

Fees and expenses:(1)
Investment advisory services	157,882
Distribution services	130,904
Transfer agent services	30,895
Administrative services	12,374
Reports to shareholders	1,333
Registration statement and prospectus	3,121
Postage, stationery and supplies	4,056
Directors' compensation	479
Auditing and legal	233
Custodian	10,511
State and local taxes	356
Other	237
Total fees and expenses before reimbursements/waivers	352,381
Less reimbursement/waiver of fees and expenses:
Investment advisory services	13,543
Administrative services	606
Total fees and expenses after reimbursements/waivers		338,232
Net investment income		933,122

Net realized gain and change in unrealized appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	2,092,319
Non-U.S. currency transactions	(15,981)	2,076,338
Net change in unrealized appreciation on:
Investments	2,704,071
Non-U.S. currency translations	(2,147)	2,701,924
Net realized gain and change in
unrealized appreciation on investments and non-U.S. currency		4,778,262
Net increase in net assets resulting from operations		$5,711,384

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended November 30
	2005	2004
Operations:
Net investment income	$933,122	$513,553
Net realized gain on investments and non-U.S. currency transactions	2,076,338	1,004,997
Net change in unrealized appreciation on investments and non-U.S. currency translations	2,701,924	3,218,990
Net increase in net assets resulting from operations	5,711,384	4,737,540

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gains	(831,717)	(525,779)
Distributions from net realized gain on investments	(736,061)	(174,979)
Total dividends and distributions paid to shareholders	(1,567,778)	(700,758)

Capital share transactions	16,167,034	10,088,401

Total increase in net assets	20,310,640	14,125,183

Net assets:
Beginning of year	30,868,948	16,743,765
End of year (including undistributed net investment
income: $411,238 and $304,176, respectively)	$51,179,588	$30,868,948

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica®  savings plan share classes and five retirement plan share classes. CollegeAmerica is sponsored by the Virginia College Savings Plan.SM The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.  Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

CollegeAmerica® is a registered trademark of the Virginia College Savings Plan.SM

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments. The realized gain or loss and change in unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. withholding taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2005, non-U.S. withholding taxes paid on realized gains were $186,000. As of November 30, 2005, non-U.S. taxes provided on unrealized gains were $10,301,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; and deferred expenses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of November 30, 2005, the cost of investment securities, excluding forward currency contracts, for federal income tax purposes was $42,393,206,000.

During the year ended November 30, 2005, the fund reclassified $104,000 from undistributed net investment income and $51,906,000 from undistributed net realized gains to capital paid in on shares of capital stock and $5,761,000 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency losses	$ 463,826
Undistributed long-term capital gains	2,017,391
Gross unrealized appreciation on investment securities	9,654,760
Gross unrealized depreciation on investment securities	(747,624)
Net unrealized appreciation on investment securities	8,907,136

During the year ended November 30, 2005, the fund realized, on a tax basis, a net capital gain of $2,070,068,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended November 30, 2005				Year ended November 30, 2004
	Distributions from ordinary income				Distributions from ordinary income
Share class	Net investment income and currency gains	Short-term capital gains	Distributions from long-term capital gains	Total distributions paid	Net investment income and currency gains	Short-term capital gains	Distributions from long-term capital gains	Total distributions paid
Class A	$695,208	-	$597,794	$1,293,002	$456,755	$39,669	$113,264	$609,688
Class B	24,114	-	30,413	54,527	14,515	1,491	4,257	20,263
Class C	36,850	-	44,527	81,377	19,082	1,751	4,999	25,832
Class F	37,021	-	29,845	66,866	18,277	1,305	3,727	23,309
Class 529-A	8,386	-	6,540	14,926	3,920	256	731	4,907
Class 529-B	771	-	1,066	1,837	443	48	139	630
Class 529-C	1,463	-	1,924	3,387	797	82	236	1,115
Class 529-E	372	-	348	720	183	14	40	237
Class 529-F	173	-	136	309	73	4	11	88
Class R-1	378	-	417	795	164	14	39	217
Class R-2	4,127	-	4,873	9,000	1,979	160	456	2,595
Class R-3	7,637	-	6,848	14,485	3,248	220	627	4,095
Class R-4	5,766	-	4,494	10,260	1,911	72	204	2,187
Class R-5	9,451	-	6,836	16,287	4,432	302	861	5,595
Total	$831,717	-	$736,061	$1,567,778	$525,779	$45,388	$129,591	$700,758

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.360% on such assets in excess of $55 billion. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended November 30, 2005, total investment advisory services fees waived by CRMC were $13,543,000. As a result, the fee shown on the accompanying financial statements of $157,882,000, which was equivalent to an annualized rate of 0.390%, was reduced to $144,339,000, or 0.356% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2005, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended November 30, 2005, the total administrative services fees paid by CRMC were $4,000 and $602,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended November 30, 2005, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$73,322	$29,048	Not applicable	Not applicable	Not applicable
Class B	16,998	1,847	Not applicable	Not applicable	Not applicable
Class C	27,797	Included in administrative services	$4,057	$593	Not applicable
Class F	4,553		2,116	282	Not applicable
Class 529-A	683		483	57	$422
Class 529-B	621		72	29	62
Class 529-C	1,187		137	43	119
Class 529-E	110		25	3	22
Class 529-F	8		10	1	9
Class R-1	295		43	20	Not applicable
Class R-2	2,356		470	1,441	Not applicable
Class R-3	2,237		666	311	Not applicable
Class R-4	737		441	21	Not applicable
Class R-5	Not applicable		407	12	Not applicable
Total	$130,904	$30,895	$8,927	$2,813	$634

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $479,000, shown on the accompanying financial statements, includes $363,000 in current fees (either paid in cash or deferred) and a net increase of $116,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2005
Class A	$12,618,355	365,651	$1,233,618	37,169	$(2,402,093)	(69,476)	$11,449,880	333,344
Class B	771,268	22,485	52,649	1,601	(105,101)	(3,053)	718,816	21,033
Class C	1,825,841	53,327	77,734	2,368	(252,790)	(7,366)	1,650,785	48,329
Class F	1,192,571	34,617	60,518	1,823	(244,123)	(7,086)	1,008,966	29,354
Class 529-A	269,162	7,812	14,925	449	(16,248)	(470)	267,839	7,791
Class 529-B	30,143	878	1,836	56	(1,444)	(42)	30,535	892
Class 529-C	71,464	2,080	3,387	103	(5,354)	(155)	69,497	2,028
Class 529-E	12,937	376	720	22	(845)	(24)	12,812	374
Class 529-F	5,383	156	309	10	(538)	(16)	5,154	150
Class R-1	29,691	862	785	24	(6,536)	(189)	23,940	697
Class R-2	245,528	7,163	8,993	273	(52,505)	(1,525)	202,016	5,911
Class R-3	387,808	11,277	14,477	437	(107,696)	(3,135)	294,589	8,579
Class R-4	276,049	7,971	10,259	308	(65,161)	(1,888)	221,147	6,391
Class R-5	257,382	7,460	14,806	445	(61,130)	(1,783)	211,058	6,122
Total net increase
(decrease)	$17,993,582	522,115	$1,495,016	45,088	$(3,321,564)	(96,208)	$16,167,034	470,995

Year ended November 30, 2004
Class A	$8,021,373	260,909	$577,069	19,368	$(1,538,478)	(50,257)	$7,059,964	230,020
Class B	610,421	19,944	19,572	659	(55,630)	(1,824)	574,363	18,779
Class C	1,089,541	35,628	24,563	827	(101,576)	(3,337)	1,012,528	33,118
Class F	726,908	23,572	20,887	700	(118,713)	(3,881)	629,082	20,391
Class 529-A	148,325	4,838	4,906	164	(5,639)	(183)	147,592	4,819
Class 529-B	21,250	696	630	21	(601)	(20)	21,279	697
Class 529-C	42,859	1,403	1,115	38	(2,680)	(88)	41,294	1,353
Class 529-E	7,786	253	236	8	(308)	(10)	7,714	251
Class 529-F	3,713	121	88	3	(270)	(9)	3,531	115
Class R-1	11,722	381	217	8	(1,721)	(57)	10,218	332
Class R-2	139,249	4,560	2,593	87	(20,563)	(674)	121,279	3,973
Class R-3	208,769	6,826	4,023	135	(35,973)	(1,178)	176,819	5,783
Class R-4	157,343	5,119	2,187	72	(20,264)	(657)	139,266	4,534
Class R-5	163,934	5,299	4,798	161	(25,260)	(828)	143,472	4,632
Total net increase
(decrease)	$11,353,193	369,549	$662,884	22,251	$(1,927,676)	(63,003)	$10,088,401	328,797

(1) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $23,688,827,000 and $9,407,185,000, respectively, during the year ended November 30, 2005.

Financial highlights (1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursments/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 11/30/2005	$33.80	$.84	$3.95	$4.79	$(.80)	$(.80)	$(1.60)	$36.99	14.78%	$39,841			.76%		.73%		2.41%
Year ended 11/30/2004	28.62	.70	5.50	6.20	(.73)	(.29)	(1.02)	33.80	22.21	25,137			.77		.77		2.28
Year ended 11/30/2003	22.80	.65	5.73	6.38	(.56)	-	(.56)	28.62	28.52	14,703			.81		.81		2.70
Year ended 11/30/2002	24.29	.52	(1.53)	(1.01)	(.48)	-	(.48)	22.80	(4.22)	10,016			.82		.82		2.22
Year ended 11/30/2001	28.29	.53	(.90)	(.37)	(.50)	(3.13)	(3.63)	24.29	(1.81)	10,346			.78		.78		2.05
Class B:
Year ended 11/30/2005	33.63	.56	3.93	4.49	(.53)	(.80)	(1.33)	36.79	13.91	2,158			1.55		1.52		1.62
Year ended 11/30/2004	28.50	.46	5.47	5.93	(.51)	(.29)	(.80)	33.63	21.25	1,265			1.55		1.55		1.52
Year ended 11/30/2003	22.72	.45	5.72	6.17	(.39)	-	(.39)	28.50	27.52	537			1.58		1.58		1.85
Year ended 11/30/2002	24.21	.27	(1.45)	(1.18)	(.31)	-	(.31)	22.72	(4.93)	219			1.59		1.59		1.47
Year ended 11/30/2001	28.21	.31	(.87)	(.56)	(.31)	(3.13)	(3.44)	24.21	(2.57)	126			1.56		1.56		1.21
Class C:
Year ended 11/30/2005	33.54	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.69	13.83	3,781			1.61		1.57		1.56
Year ended 11/30/2004	28.43	.45	5.45	5.90	(.50)	(.29)	(.79)	33.54	21.17	1,836			1.62		1.61		1.46
Year ended 11/30/2003	22.68	.42	5.71	6.13	(.38)	-	(.38)	28.43	27.40	615			1.65		1.65		1.71
Year ended 11/30/2002	24.18	.20	(1.40)	(1.20)	(.30)	-	(.30)	22.68	(4.95)	179			1.65		1.65		1.43
Period from 3/15/2001 to 11/30/2001	25.35	.12	(1.15)	(1.03)	(.14)	-	(.14)	24.18	(4.08)	50			1.78	(5)	1.78	(5)	.73	(5)
Class F:
Year ended 11/30/2005	33.75	.81	3.95	4.76	(.77)	(.80)	(1.57)	36.94	14.72	2,445			.82		.78		2.35
Year ended 11/30/2004	28.59	.68	5.48	6.16	(.71)	(.29)	(1.00)	33.75	22.09	1,243			.86		.85		2.21
Year ended 11/30/2003	22.78	.61	5.75	6.36	(.55)	-	(.55)	28.59	28.43	470			.89		.89		2.49
Year ended 11/30/2002	24.27	.31	(1.34)	(1.03)	(.46)	-	(.46)	22.78	(4.29)	147			.91		.91		2.17
Period from 3/15/2001 to 11/30/2001	25.40	.27	(1.15)	(.88)	(.25)	-	(.25)	24.27	(3.45)	47			.92	(5)	.92	(5)	1.55	(5)
Class 529-A:
Year ended 11/30/2005	33.75	.81	3.94	4.75	(.77)	(.80)	(1.57)	36.93	14.68	585			.83		.80		2.33
Year ended 11/30/2004	28.59	.68	5.48	6.16	(.71)	(.29)	(1.00)	33.75	22.08	272			.86		.85		2.21
Year ended 11/30/2003	22.78	.63	5.73	6.36	(.55)	-	(.55)	28.59	28.43	93			.87		.87		2.55
Period from 2/15/2002 to 11/30/2002	24.29	.36	(1.47)	(1.11)	(.40)	-	(.40)	22.78	(4.61)	28			1.03	(5)	1.03	(5)	2.08	(5)
Class 529-B:
Year ended 11/30/2005	33.64	.51	3.93	4.44	(.48)	(.80)	(1.28)	36.80	13.71	81			1.70		1.67		1.46
Year ended 11/30/2004	28.51	.40	5.48	5.88	(.46)	(.29)	(.75)	33.64	21.02	44			1.75		1.74		1.32
Year ended 11/30/2003	22.74	.40	5.73	6.13	(.36)	-	(.36)	28.51	27.28	18			1.78		1.78		1.64
Period from 2/21/2002 to 11/30/2002	23.96	.23	(1.13)	(.90)	(.32)	-	(.32)	22.74	(3.82)	5			1.79	(5)	1.79	(5)	1.31	(5)
Class 529-C:
Year ended 11/30/2005	33.63	.51	3.94	4.45	(.48)	(.80)	(1.28)	36.80	13.73	162			1.69		1.65		1.47
Year ended 11/30/2004	28.50	.41	5.47	5.88	(.46)	(.29)	(.75)	33.63	21.04	80			1.74		1.73		1.34
Year ended 11/30/2003	22.74	.41	5.71	6.12	(.36)	-	(.36)	28.50	27.25	29			1.76		1.76		1.66
Period from 2/22/2002 to 11/30/2002	23.98	.23	(1.15)	(.92)	(.32)	-	(.32)	22.74	(3.90)	8			1.77	(5)	1.77	(5)	1.33	(5)
Class 529-E:
Year ended 11/30/2005	33.71	.69	3.94	4.63	(.65)	(.80)	(1.45)	36.89	14.31	30			1.17		1.13		1.99
Year ended 11/30/2004	28.56	.57	5.48	6.05	(.61)	(.29)	(.90)	33.71	21.67	14			1.21		1.20		1.86
Year ended 11/30/2003	22.77	.54	5.73	6.27	(.48)	-	(.48)	28.56	27.97	5			1.23		1.23		2.17
Period from 3/4/2002 to 11/30/2002	25.12	.31	(2.28)	(1.97)	(.38)	-	(.38)	22.77	(7.88)	1			1.23	(5)	1.23	(5)	1.85	(5)
Class 529-F:
Year ended 11/30/2005	33.75	.83	3.94	4.77	(.77)	(.80)	(1.57)	36.95	14.74	12			.76		.73		2.40
Year ended 11/30/2004	28.59	.65	5.49	6.14	(.69)	(.29)	(.98)	33.75	21.98	6			.96		.95		2.12
Year ended 11/30/2003	22.80	.61	5.72	6.33	(.54)	-	(.54)	28.59	28.31	1			.98		.98		2.48
Period from 9/17/2002 to 11/30/2002	21.79	.08	1.07	1.15	(.14)	-	(.14)	22.80	5.33	-		(6)	.20		.20		.39

Class R-1:
Year ended 11/30/2005	$33.63	$.53	$3.93	$4.46	$(.51)	$(.80)	$(1.31)	$36.78	13.78%	$44			1.63%		1.58%		1.54%
Year ended 11/30/2004	28.50	.44	5.48	5.92	(.50)	(.29)	(.79)	33.63	21.18	17			1.67		1.64		1.44
Year ended 11/30/2003	22.75	.38	5.77	6.15	(.40)	-	(.40)	28.50	27.43	5			1.78		1.66		1.48
Period from 6/7/2002 to 11/30/2002	25.08	.14	(2.37)	(2.23)	(.10)	-	(.10)	22.75	(8.85)	-		(6)	1.41		.80		.66
Class R-2:
Year ended 11/30/2005	33.55	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.70	13.83	437			1.79		1.57		1.56
Year ended 11/30/2004	28.45	.45	5.45	5.90	(.51)	(.29)	(.80)	33.55	21.15	201			1.93		1.60		1.47
Year ended 11/30/2003	22.73	.43	5.71	6.14	(.42)	-	(.42)	28.45	27.44	57			2.23		1.62		1.72
Period from 6/7/2002 to 11/30/2002	25.08	.13	(2.35)	(2.22)	(.13)	-	(.13)	22.73	(8.80)	5			.93		.79		.61
Class R-3:
Year ended 11/30/2005	33.67	.69	3.94	4.63	(.67)	(.80)	(1.47)	36.83	14.34	628			1.15		1.12		2.00
Year ended 11/30/2004	28.53	.57	5.47	6.04	(.61)	(.29)	(.90)	33.67	21.67	285			1.20		1.19		1.87
Year ended 11/30/2003	22.77	.50	5.75	6.25	(.49)	-	(.49)	28.53	27.90	76			1.29		1.24		1.98
Period from 6/6/2002 to 11/30/2002	25.42	.17	(2.52)	(2.35)	(.30)	-	(.30)	22.77	(9.25)	5			.69		.60		.80
Class R-4:
Year ended 11/30/2005	33.76	.79	3.96	4.75	(.77)	(.80)	(1.57)	36.94	14.68	435			.84		.81		2.29
Year ended 11/30/2004	28.60	.68	5.49	6.17	(.72)	(.29)	(1.01)	33.76	22.10	182			.85		.84		2.22
Year ended 11/30/2003	22.81	.55	5.80	6.35	(.56)	-	(.56)	28.60	28.36	25			.90		.89		2.18
Period from 6/27/2002 to 11/30/2002	23.78	.20	(1.02)	(.82)	(.15)	-	(.15)	22.81	(3.42)	2			.46		.38		.92
Class R-5:
Year ended 11/30/2005	33.81	.91	3.96	4.87	(.87)	(.80)	(1.67)	37.01	15.06	541			.54		.50		2.63
Year ended 11/30/2004	28.63	.76	5.51	6.27	(.80)	(.29)	(1.09)	33.81	22.49	287			.54		.54		2.48
Year ended 11/30/2003	22.81	.70	5.74	6.44	(.62)	-	(.62)	28.63	28.82	110			.56		.56		2.88
Period from 5/15/2002 to 11/30/2002	26.11	.30	(3.27)	(2.97)	(.33)	-	(.33)	22.81	(11.37)	53			.56	(5)	.56	(5)	2.48	(5)

	Year ended November 30
	2005	2004	2003	2002	2001

Portfolio turnover rate for all classes of shares	26%	21%	27%	32%	45%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
January 5, 2006

Tax information         unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended November 30, 2005.

During the fiscal year ended, the fund paid a long-term capital gain distribution of $736,061,000.

The amount of foreign taxes passed through to shareholders for the fiscal year was $86,650,000. Foreign source income earned by the fund for the fiscal year was $1,071,102,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates 100% of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $250,959,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $3,419,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2006, to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.

Expense example            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005, through November 30, 2005).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6/1/2005	Ending account value 11/30/2005	Expenses paid during period(1)	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,119.80	$3.72	.70%
Class A -- assumed 5% return	1,000.00	1,021.56	3.55	.70
Class B -- actual return	1,000.00	1,115.37	7.95	1.50
Class B -- assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class C -- actual return	1,000.00	1,114.83	8.22	1.55
Class C -- assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class F -- actual return	1,000.00	1,119.32	3.93	.74
Class F -- assumed 5% return	1,000.00	1,021.36	3.75	.74
Class 529-A -- actual return	1,000.00	1,119.20	3.98	.75
Class 529-A -- assumed 5% return	1,000.00	1,021.31	3.80	.75
Class 529-B -- actual return	1,000.00	1,114.50	8.64	1.63
Class 529-B -- assumed 5% return	1,000.00	1,016.90	8.24	1.63
Class 529-C -- actual return	1,000.00	1,114.64	8.53	1.61
Class 529-C -- assumed 5% return	1,000.00	1,017.00	8.14	1.61
Class 529-E -- actual return	1,000.00	1,117.51	5.79	1.09
Class 529-E -- assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class 529-F -- actual return	1,000.00	1,120.10	3.14	.59
Class 529-F -- assumed 5% return	1,000.00	1,022.11	2.99	.59
Class R-1 -- actual return	1,000.00	1,114.43	8.27	1.56
Class R-1 -- assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-2 -- actual return	1,000.00	1,114.84	8.22	1.55
Class R-2 -- assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class R-3 -- actual return	1,000.00	1,117.21	5.89	1.11
Class R-3 -- assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class R-4 -- actual return	1,000.00	1,119.21	4.20	.79
Class R-4 -- assumed 5% return	1,000.00	1,021.11	4.00	.79
Class R-5 -- actual return	1,000.00	1,121.00	2.61	.49
Class R-5 -- assumed 5% return	1,000.00	1,022.61	2.48	.49

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2006. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $55 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is comprised of all the fund’s independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed
Materials reviewed — During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend the approval of the agreement, the committee did not identify any single issue or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services
CRMC, its personnel and its resources — The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services — The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the administrative, legal and fund accounting and treasury functions.

3. Investment results
The board and the committee considered the fund’s investment results in light of its investment objective to provide long-term growth of capital with current income by investing in established, growing companies all over the world, including the United States. They compared the fund’s total returns with the Lipper Global Funds Index (as well as a subset of funds in that index with assets over $250 million and 12-month yields above .1%) and with the MSCI World Index. The board and the committee noted that the fund’s investment results significantly exceeded the average and median results of each comparison group. In comparison with other funds in the Lipper Global Funds Index with assets over $250 million and 12-month yields above .1%, the fund’s investment results ranked first among the 33 funds in that group for the one-year period ended April 30, 2005; third among 32 funds for the three-year period ended April 30, 2005; fifth among 28 funds for the five-year period ended April 30, 2005; and first among 16 funds for the 10-year period ended April 30, 2005. Additionally, the fund had the highest 12-month yield among all 33 funds in that comparison group for the one-year period ended April 30, 2005. The board and the committee ultimately concluded that CRMC’s record in managing the fund indicates that its continued management will benefit the fund and its shareholders.

4. Advisory fees and total expenses
The board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of other funds in the Lipper Global Funds Index (as well as a subset of funds in that index with assets over $250 million and 12-month yields above .1%). The board and the committee observed that the fund’s advisory fees and total expenses (each as a percentage of average net assets) were significantly below the median levels, and among the lowest of all funds, for these comparison groups. The board and the committee also noted the new additional advisory fee breakpoint if and when the fund’s net assets exceed $55 billion as well as the 5% advisory fee waiver that CRMC put into effect September 1, 2004, which was increased to 10% on April 1, 2005.

The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large publicly held investment management companies. The committee also reviewed information during the past year regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered the impact of the fund’s asset growth on advisory fee levels, noting the extent to which such fees are reduced through breakpoint discounts in the fund’s advisory fee structure and the current 10% advisory fee waiver.

6. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions
Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, that each of the factors discussed above supported approval of the agreement, and that approval of the agreement was in the best interests of the fund and its shareholders.

Board of directors and other officers

“Non-interested” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 59	2005	Chairman of the Board and CEO, Ducommun Incorporated (aerospace components manufacturer)
H. Frederick Christie, 72	1993	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)
Robert J. Denison, 64	2005	Chair, First Security Management (private investments)
Koichi Itoh, 65	2005	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)
Merit E. Janow, 47	2001	Professor, Columbia University, School of International and Public Affairs
Mary Myers Kauppila, 51 Chairman of the Board (Independent and Non-Executive)	1993	Private investor; Chairman of the Board and CEO, Ladera Management Company (venture capital and agriculture); former owner and President, Energy Investment, Inc.
Gail L. Neale, 70	1993	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)
Robert J. O’Neill, Ph.D., 69	1993
Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies

Donald E. Petersen, 79	1993	Retired; former Chairman of the Board and CEO, Ford Motor Company
Stefanie Powers, 63	1993-1996 1997	Actor, Producer; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; author of The Jaguar Conservation Trust
Steadman Upham, 56	2001	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University
Charles Wolf, Jr., Ph.D., 81	1993	Senior Economic Adviser and Corporate Fellow in International Economics, The RAND Corporation; former Dean, The RAND Graduate School

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Joseph C. Berenato, 59	6	Ducommun Incorporated
H. Frederick Christie, 72	19	Ducommun Incorporated; IHOP Corporation; Southwest Water Company
Robert J. Denison, 64	6	None
Koichi Itoh, 65	5	None
Merit E. Janow, 47	2	None
Mary Myers Kauppila, 51	5	None
Chairman of the Board
(Independent and Non-Executive)
Gail L. Neale, 70	6	None
Robert J. O’Neill, Ph.D., 69	3	None
Donald E. Petersen, 79	2	None
Stefanie Powers, 63	2	None
Steadman Upham, 56	2	None
Charles Wolf, Jr., Ph.D., 81	2	None

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gina H. Despres, 64	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.[5]
Paul G. Haaga, Jr., 57	1993	Executive Vice President and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Gina H. Despres, 64	4	None
Vice Chairman of the Board
Paul G. Haaga, Jr., 57	16	None
Founding Director Emeritus
Frank Stanton, 97		Retired; former President, CBS Inc. (1946-1973)

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund[1]	the principal underwriter of the fund

Stephen E. Bepler, 63	1993	Senior Vice President, Capital Research Company[5]
President
Gregg E. Ireland, 56	1999	Senior Vice President, Capital Research and
Executive Vice President		Management Company
Mark E. Denning, 48	1993	Director, Capital Research and Management
Senior Vice President		Company; Senior Vice President, Capital
		Research Company[5]
Jeanne K. Carroll, 57	2001	Senior Vice President, Capital Research Company[5]
Vice President
Carl M. Kawaja, 41	1997	Senior Vice President, Capital Research Company;[5]
Vice President		Director, Capital International, Inc.[5]
Andrew B. Suzman, 38	2003	Executive Vice President and Director, Capital
Vice President		Research Company;[5] Director, Capital International Research, Inc.[5]
Steven T. Watson, 50	2001	Senior Vice President and Director, Capital Research
Vice President		Company[5]
Vincent P. Corti, 49	1993	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company
Jeffrey P. Regal, 34	2003	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company
Rodney S. Kiemele, 38	2005	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company
Sheryl F. Johnson, 37	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series®, which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Result of meeting of shareholders held October 17, 2005

Shares outstanding (all classes) on record date (August 5, 2005)	1,248,582,398
Total shares voting on October 17, 2005	936,296,470 (75.0%)

Proposal 1: Election of directors

		Percent of shares		Percent of shares
Director	Votes for	voting for	Votes withheld	withheld

Joseph C. Berenato	929,852,534	99	6,443,936	1
H. Frederick Christie	928,837,390	99	7,459,080	1
Robert J. Denison	930,014,042	99	6,282,428	1
Gina H. Despres	930,006,724	99	6,289,746	1
Paul G. Haaga, Jr.	929,950,063	99	6,346,407	1
Koichi Itoh	929,914,709	99	6,381,761	1
Merit E. Janow	929,838,935	99	6,457,535	1
Mary Myers Kauppila	929,774,112	99	6,522,358	1
Gail L. Neale	929,389,111	99	6,907,359	1
Robert J. O’Neill	929,476,014	99	6,820,456	1
Donald E. Petersen	929,013,368	99	7,283,102	1
Stefanie Powers	929,085,727	99	7,210,743	1
Steadman Upham	929,801,524	99	6,494,946	1
Charles Wolf, Jr.	928,791,845	99	7,504,625	1

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Capital World Growth and Income Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.05 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds and CollegeAmerica. This and other important information is contained in the fund’s prospectus and the CollegeAmerica program description, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com. CollegeAmerica is sponsored by the Virginia College Savings Plan. If you reside in a state other than Virginia, there may be an in-state plan that provides tax and other benefits not available through CollegeAmerica. Talk to your tax adviser. CollegeAmerica is distributed by American Funds Distributors and sold through unaffiliated intermediaries.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete November 30, 2005, portfolio of Capital World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

CollegeAmerica is sponsored by
Virginia College Savings PlanSM

What makes American Funds different?

For nearly 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
  We buy stocks and bonds of well-managed companies at reasonable prices and hold them for the long term.

• An extensive global research effort
  American Funds investment professionals around the world work to gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
   Our unique method of portfolio management, developed more than 45 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
  American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
  The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

29 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
>  Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Lit. No. MFGEAR-933-0106P

Litho in USA WG/LPT/8072-S4892

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Steadman Upham, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2004	$73,000
2005	$91,000
b) Audit-Related Fees:
2004	none
2005	none
c) Tax Fees:
2004	$10,000
2005	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the registrant’s investments in non-U.S. jurisdictions.
d) All Other Fees:
2004	none
2005	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2004	none
2005	none
c) Tax Fees:
2004	none
2005	$26,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2004	none
2005	none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $10,000 for fiscal year 2004 and $33,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[Logo - American Funds ®]

Capital World Growth and Income FundSM
Investment portfolio
November 30, 2005

		Market value
Common stocks — 90.13%	Shares	(000)

FINANCIALS — 21.14%
Fortis (Netherlands)	15,694,100	$466,496
Fortis (Belgium)	300,000	8,917
Lloyds TSB Group PLC	55,584,500	452,177
UniCredito Italiano SpA (Italy)	54,600,000	338,167
UniCredito Italiano SpA (Germany)	13,500,000	84,011
Banco Itaú Holding Financeira SA, preferred nominative	16,152,000	409,467
Kookmin Bank	6,169,620	404,799
Cathay Financial Holding Co., Ltd.	220,706,000	400,265
Citigroup Inc.	7,860,000	381,603
Banco Santander Central Hispano, SA	29,360,604	373,728
Société Générale	3,109,500	370,517
ABN AMRO Holding NV	14,685,944	362,621
HSBC Holdings PLC (United Kingdom)	20,269,729	324,529
HSBC Holdings PLC (Hong Kong)	2,000,000	32,111
UBS AG	3,195,211	294,715
Shinhan Financial Group Co., Ltd.	6,756,300	260,760
ING Groep NV	7,677,261	249,013
J.P. Morgan Chase & Co.	6,150,000	235,237
Banco Bradesco SA, preferred nominative	7,262,800	222,421
Swire Pacific Ltd., Class A	22,065,000	200,322
Mitsui Trust Holdings, Inc.	14,621,000	180,227
Royal Bank of Scotland Group PLC	5,344,132	152,460
Washington Mutual, Inc.	3,530,000	145,401
ICICI Bank Ltd.	12,288,703	144,145
ICICI Bank Ltd. (ADR)	4,000	102
Mizuho Financial Group, Inc.	20,180	142,505
Commerzbank U.S. Finance, Inc.	4,610,000	136,486
NIPPONKOA Insurance Co., Ltd.	16,911,000	136,096
Hana Bank[1]	3,125,000	129,052
Fannie Mae	2,605,000	125,170
Deutsche Börse AG	1,262,000	124,197
Bank of America Corp.	2,648,300	121,530
Crédit Agricole SA	4,000,000	121,113
Woori Finance Holdings Co., Ltd.	6,623,640	121,110
Allied Capital Corp.	3,798,000	114,890
DnB NOR ASA	10,936,100	114,759
Zurich Financial Services[2]	532,000	108,617
Willis Group Holdings Ltd.	2,750,000	102,547
Chinatrust Financial Holding Co., Ltd.	123,881,294	99,749
Credit Suisse Group	1,985,000	96,676
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,482,000	91,647
Fubon Financial Holding Co., Ltd.	114,595,000	91,587
Mitsubishi UFJ Financial Group, Inc.	7,192	90,756
National Savings and Commercial Bank Ltd. (GDR)	1,264,500	83,457
Hang Lung Properties Ltd.	54,852,000	82,408
Hongkong Land Holdings Ltd.	25,421,800	81,350
Grupo Financiero Banorte, SA de CV	36,848,252	79,788
St. George Bank Ltd.	3,796,732	79,479
Sompo Japan Insurance Inc.	6,000,000	79,224
Freddie Mac	1,245,000	77,750
ForeningsSparbanken AB, Class A	3,000,000	76,987
Sumitomo Mitsui Financial Group, Inc.	8,020	75,736
QBE Insurance Group Ltd.	5,145,970	72,628
PartnerRe Holdings Ltd.	1,010,000	68,963
Westpac Banking Corp.	4,122,000	68,421
American International Group, Inc.	1,000,000	67,140
Allianz AG	460,000	66,951
Marsh & McLennan Companies, Inc.	2,000,000	61,780
Mitsui Sumitomo Insurance Co., Ltd.	5,394,000	61,756
Wells Fargo & Co.	976,000	61,342
Singapore Exchange Ltd.	33,153,000	53,918
China Construction Bank Corp., H shares[2]	144,738,800	47,597
Bank Hapoalim Ltd.	10,873,500	47,428
Malayan Banking Bhd.	15,939,300	47,315
U.S. Bancorp	1,530,000	46,328
Millea Holdings, Inc.	2,766	45,769
Hypo Real Estate Holding AG	825,000	42,978
Samsung Fire & Marine Insurance Co., Ltd.	402,030	42,088
Developers Diversified Realty Corp.	900,000	40,770
Hysan Development Co. Ltd.	17,007,011	40,355
Wachovia Corp.	724,000	38,662
Bank of the Philippine Islands	35,318,696	38,227
Brascan Corp., Class A	785,000	37,464
DBS Group Holdings Ltd.	3,620,000	35,110
Aioi Insurance Co. Ltd.	5,561,000	34,901
Kimco Realty Corp.	1,050,000	33,022
CapitaLand Ltd.	17,000,000	32,977
Equity Office Properties Trust	1,000,000	31,180
Banco Bilbao Vizcaya Argentaria, SA	1,580,000	27,970
Wharf (Holdings) Ltd.	7,800,000	27,712
NTT Urban Development Corp.	5,000	25,865
Montpelier Re Holdings Ltd.	1,305,000	25,617
PT Bank Mandiri (Persero) Tbk	198,000,000	25,506
Nippon Building Fund, Inc.	3,050	24,571
Erste Bank der oesterreichischen Sparkassen AG	380,000	20,244
Hang Lung Group Ltd.	8,767,000	17,072
Fairfax Financial Holdings Ltd.	111,000	16,745
Sun Life Financial Inc.	365,000	14,501
KASIKORNBANK PCL, nonvoting depositary receipt	8,578,400	12,698
Unibail Holding	101,000	12,594
XL Capital Ltd., Class A	180,000	11,948
Capital One Financial Corp.	139,345	11,574
HKR International Ltd.	4,824,800	2,333
Security Capital European Realty[1,2,3]	15,843	253
		10,821,150

CONSUMER DISCRETIONARY — 11.32%
Hyundai Motor Co.	4,130,000	$ 341,112
Hyundai Motor Co., nonvoting preferred, Series 2	1,877,550	107,791
Toyota Motor Corp.	8,370,300	405,014
Yamada Denki Co., Ltd.	3,239,800	332,211
Target Corp.	5,554,000	297,195
Accor SA	4,900,000	260,748
Continental AG	2,907,050	246,382
Daito Trust Construction Co., Ltd.	4,596,700	224,726
Lowe’s Companies, Inc.	3,075,000	207,501
Mediaset SpA	18,350,000	193,240
LG Electronics Inc.	2,353,000	178,450
Best Buy Co., Inc.	3,648,000	175,980
Daimaru, Inc.	12,679,000	171,017
Yue Yuen Industrial (Holdings) Ltd.	55,465,000	149,134
Publishing & Broadcasting Ltd.	10,565,000	129,337
Grupo Televisa, SA, ordinary participation certificates (ADR)	1,555,000	123,467
Kia Motors Corp.	5,000,000	119,162
Bridgestone Corp.	5,410,000	116,419
Kingfisher PLC	28,730,197	111,768
Harrah’s Entertainment, Inc.	1,620,000	110,306
Volkswagen AG, nonvoting preferred	2,720,000	104,349
Pearson PLC	8,354,000	97,136
Vivendi Universal	3,200,000	92,968
DSG International PLC	34,882,596	92,277
Time Warner Inc.	5,000,000	89,900
Compagnie Générale des Etablissements Michelin, Class B	1,559,000	84,981
Canon Sales Co., Inc.	3,997,000	83,507
Honda Motor Co., Ltd.	1,450,000	81,431
General Motors Corp.	3,355,000	73,474
Bayerische Motoren Werke AG	1,655,000	72,796
Limited Brands, Inc.	3,107,517	69,142
Gestevisión Telecinco SA	2,865,000	68,749
Rank Group PLC	12,500,000	66,783
H & M Hennes & Mauritz AB, Class B	2,060,000	64,612
Reuters Group PLC	8,736,600	60,573
Makita Corp.	2,235,800	54,933
Carnival Corp., units	1,000,000	54,490
Li & Fung Ltd.	24,000,000	48,437
Daiei, Inc.[2]	2,030,000	48,180
Clear Channel Communications, Inc.	1,438,800	46,847
Kesa Electricals PLC	10,295,196	43,878
Fuji Television Network Inc.	20,000	43,791
Swatch Group Ltd	173,750	25,103
Swatch Group Ltd	436,873	12,889
Fuji Heavy Industries Ltd.	6,919,000	37,006
Ford Motor Co.	4,000,000	32,520
British Sky Broadcasting Group PLC	3,655,000	31,218
HYUNDAI MOBIS	299,070	25,048
Maruti Udyog Ltd.	1,800,000	24,071
Comcast Corp., Class A2	700,000	18,480
News Corp. Inc., Class A	1,219,458	18,060
Fairmont Hotels & Resorts Inc.	375,000	14,501
Métropole Télévision	310,000	7,958
TI Automotive Ltd., Class A1,2	1,068,000	—
		5,791,048

TELECOMMUNICATION SERVICES — 8.89%
Koninklijke KPN NV	51,469,620	$ 510,168
Vodafone Group PLC	209,176,000	451,177
Telekom Austria AG	18,412,750	417,098
Chunghwa Telecom Co., Ltd. (ADR)	9,979,600	173,845
Chunghwa Telecom Co., Ltd.	98,046,000	166,974
SBC Communications Inc.	12,957,124	322,762
Tele Norte Leste Participações SA, preferred nominative	15,044,930	282,373
Tele Norte Leste Participações SA, ordinary nominative	762,130	18,976
Tele Norte Leste Participações SA, preferred nominative (ADR)	70,000	1,302
France Télécom, SA	10,955,000	274,500
América Móvil SA de CV, Series L (ADR)	7,809,000	224,274
Deutsche Telekom AG	13,035,500	216,627
KT Corp. (ADR)	6,865,120	149,866
KT Corp.	859,940	35,139
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	292,508,000	160,655
Verizon Communications Inc.	4,800,000	153,504
China Netcom Group Corp. (Hong Kong) Ltd.	74,348,000	120,807
Advanced Info Service PCL	41,114,900	98,772
BellSouth Corp.	3,569,000	97,291
TDC A/S	1,508,608	90,317
Teléfonos de México, SA de CV, Class L (ADR)	3,623,474	81,275
BT Group PLC	20,000,000	73,828
Maxis Communications Bhd.	25,310,000	58,361
SK Telecom Co., Ltd. (ADR)	2,330,000	49,233
Swisscom AG	150,000	46,964
Telecom Italia SpA, nonvoting	17,440,000	41,582
COSMOTE Mobile Telecommunications SA	1,650,000	35,238
China Unicom Ltd.	40,870,000	33,468
Belgacom SA	925,000	30,940
KDDI Corp.	5,700	29,915
Telefónica, SA	1,868,729	27,663
Sprint Nextel Corp.	1,100,000	27,544
Portugal Telecom, SGPS, SA	2,453,300	22,467
BCE Inc.	690,647	16,356
Telecomunicações de Sao Paulo SA, preferred nominative	380,480	7,914
		4,549,175

CONSUMER STAPLES — 8.52%
Altria Group, Inc.	11,434,500	832,317
Nestlé SA	1,628,200	482,851
Diageo PLC	28,250,000	407,849
Tesco PLC	56,805,563	297,597
Foster’s Group Ltd.	70,442,807	294,402
Unilever NV	2,623,000	176,368
Unilever NV (New York registered)	1,265,000	84,730
Seven & I Holdings Co., Ltd.[2]	7,328,000	257,209
Reynolds American Inc.	1,700,000	151,334
AEON CO., LTD.	5,210,000	116,252
Koninklijke Ahold NV2	13,285,000	100,053
Altadis, SA	2,240,000	94,673
Imperial Tobacco Group PLC	3,050,000	90,914
Groupe Danone	833,000	85,709
Wal-Mart Stores, Inc.	1,728,000	83,912
Kimberly-Clark de México, SA de CV, Class A, ordinary participation certificates	22,846,100	83,104
Coca-Cola West Japan Co. Ltd.	3,627,400	79,272
Gallaher Group PLC	5,150,000	78,447
Fomento Económico Mexicano, SA de CV (ADR)	1,053,700	71,641
METRO AG	1,410,000	63,183
Nissin Food Products Co., Ltd.	1,960,000	54,217
PepsiCo, Inc.	900,000	53,280
Scottish & Newcastle PLC	6,053,900	49,745
Coca-Cola Co.	1,150,000	49,093
Uni-Charm Corp.	845,000	38,769
L’Oréal SA	385,000	27,816
Cía. de Bebidas das Américas — AmBev, preferred nominative (ADR)	590,000	23,128
Cía. de Bebidas das Américas — AmBev, ordinary nominative (ADR)	118,000	3,912
UST Inc.	655,900	25,305
Bunge Ltd.	465,000	24,877
Woolworths Ltd.	1,900,000	23,906
Avon Products, Inc.	660,000	18,051
SABMiller PLC	850,716	15,106
Royal Numico NV2	310,000	12,773
Coca-Cola HBC SA	352,182	9,182
		4,360,977

MATERIALS — 8.14%
Barrick Gold Corp.	14,000,000	372,540
Dow Chemical Co.	7,257,600	328,406
AngloGold Ashanti Ltd.	5,950,000	256,984
Akzo Nobel NV	4,875,000	218,968
Newcrest Mining Ltd.	12,500,000	196,945
Bayer AG	4,642,000	185,250
China Steel Corp.	229,341,000	171,989
BASF AG	2,200,000	162,446
LG Chem, Ltd.	2,638,000	133,631
LG Chem, Ltd., nonvoting preferred	375,000	13,424
Formosa Plastics Corp.	95,729,000	143,865
Freeport-McMoRan Copper & Gold Inc., Class B	2,656,800	138,446
James Hardie Industries Ltd.	21,986,900	136,778
International Paper Co.	3,950,000	124,544
Cía. Vale do Rio Doce, preferred nominative, Class A	2,304,400	87,586
Cía. Vale do Rio Doce, ordinary nominative (ADR)	747,600	32,416
L’Air Liquide	652,500	117,970
Phelps Dodge Corp.	750,000	101,753
Gold Fields Ltd.	6,500,000	100,066
Impala Platinum Holdings Ltd.	702,389	92,170
Formosa Chemicals & Fibre Corp.	55,440,000	87,458
K+S AG	1,231,600	77,993
Norske Skogindustrier ASA, Class A	5,081,713	74,241
Weyerhaeuser Co.	1,040,000	68,962
Bowater Inc.	2,000,000	62,100
DSM NV	1,669,656	61,850
Nitto Denko Corp.	900,000	61,825
Placer Dome Inc.	2,600,000	56,916
Eastman Chemical Co.	1,000,000	55,330
UPM-Kymmene Corp.	2,784,000	52,434
Ivanhoe Mines Ltd.[2]	7,000,000	51,599
POSCO	256,730	51,401
Potash Corp. of Saskatchewan Inc.	600,000	43,890
Nan Ya Plastics Corp.	34,450,000	41,532
Georgia-Pacific Corp., Georgia-Pacific Group	798,300	37,752
Sonoco Products Co.	1,200,000	34,416
Cemex, SA de CV, ordinary participation certificates, units (ADR)	577,963	32,539
Lyondell Chemical Co.	700,000	17,801
Yara International ASA	1,131,800	17,374
Stora Enso Oyj (ADR)	1,086,300	13,948
Sappi Ltd.	1,239,000	13,289
Smurfit-Stone Container Corp.[2]	974,200	12,343
M-real Oyj, Class B	2,369,500	11,338
Alcoa Inc.	315,000	8,634
E.I. du Pont de Nemours and Co.	100,000	4,275
		4,167,417

ENERGY — 7.55%
Royal Dutch Shell PLC, Class B	20,949,312	675,528
Royal Dutch Shell PLC, Class A (ADR)	4,557,000	280,802
Royal Dutch Shell PLC, Class A	6,687,597	205,878
Royal Dutch Shell PLC, Class B (ADR)	1,142,148	74,046
TOTAL SA	1,807,000	452,355
TOTAL SA (ADR)	1,125,000	140,276
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	2,800,000	172,480
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	2,000,000	135,200
ENI SpA	10,952,600	296,901
Chevron Corp.	4,931,462	282,622
Husky Energy Inc.	5,015,000	241,100
Reliance Industries Ltd.	8,627,000	156,610
Norsk Hydro ASA	1,465,900	146,868
Oil & Natural Gas Corp. Ltd.	6,324,000	141,956
Canadian Oil Sands Trust[3]	1,100,000	118,797
Canadian Oil Sands Trust	30,041	3,244
Schlumberger Ltd.	812,100	77,742
Exxon Mobil Corp.	1,000,000	58,030
Williams Companies, Inc.	1,935,000	41,603
Marathon Oil Corp.	670,000	39,724
Sasol Ltd.	1,100,000	36,684
SK Corp.	404,600	21,081
ConocoPhillips	300,000	18,153
SBM Offshore NV	210,000	16,496
Kinder Morgan, Inc.	175,000	15,855
Enbridge Inc.	460,000	14,265
		3,864,296

HEALTH CARE — 6.40%
Roche Holding AG	4,541,066	682,317
AstraZeneca PLC (Sweden)	6,579,800	305,077
AstraZeneca PLC (United Kingdom)	1,500,000	69,195
Sanofi-Aventis	3,879,900	313,698
Novo Nordisk A/S, Class B	5,166,000	277,817
Fresenius Medical Care AG	2,318,000	220,226
Fresenius Medical Care AG, preferred	645,000	52,864
Mediceo Paltac Holdings Co., Ltd.[4]	14,930,500	206,626
Smith & Nephew PLC	20,225,000	179,741
Merck KGaA	2,041,000	166,967
Johnson & Johnson	2,607,000	160,982
Bristol-Myers Squibb Co.	4,970,000	107,302
McKesson Corp.	1,755,000	88,277
Schering-Plough Corp.	4,400,000	85,008
Eli Lilly and Co.	1,550,000	78,275
Forest Laboratories, Inc.[2]	1,865,000	72,866
WellPoint, Inc.[2]	916,600	70,422
Pfizer Inc	3,000,000	63,600
Abbott Laboratories	1,541,300	58,122
Astellas Pharma Inc.	365,000	14,123
		3,273,505

INDUSTRIALS — 5.44%
General Electric Co.	9,800,000	$ 350,056
United Parcel Service, Inc., Class B	4,091,700	318,743
Siemens AG	3,879,500	294,187
Sandvik AB	5,286,000	250,332
Tyco International Ltd.	8,560,000	244,131
Qantas Airways Ltd.	71,274,256	198,760
Singapore Technologies Engineering Ltd.	98,500,000	153,205
Marubeni Corp.	27,000,000	134,255
United Technologies Corp.	2,292,400	123,423
Wesfarmers Ltd.	3,800,000	99,898
Deutsche Post AG	3,800,000	82,542
ComfortDelGro Corp. Ltd.	75,600,000	67,065
SMC Corp.	453,500	60,942
Manpower Inc.	1,150,000	53,417
Mitsubishi Corp.	2,400,000	49,240
Brambles Industries Ltd.	6,600,000	47,307
Atlas Copco AB, Class B	1,575,000	28,215
Atlas Copco AB, Class A	900,000	18,075
Imperial Holdings Ltd.	2,385,000	45,688
Asahi Diamond Industrial Co., Ltd.[4]	3,950,000	31,723
Vedior NV	2,000,000	28,310
Brambles Industries PLC	4,000,000	27,214
Rentokil Initial PLC	9,090,000	25,382
JS Group Corp.	1,300,000	24,064
Singapore Post Private Ltd.	32,160,000	22,443
American Standard Inc.	139,200	5,301
		2,783,918

INFORMATION TECHNOLOGY — 5.02%
Taiwan Semiconductor Manufacturing Co. Ltd.	100,774,665	179,148
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	11,732,984	112,402
Microsoft Corp.	8,446,500	234,053
Hewlett-Packard Co.	7,700,000	228,459
Murata Manufacturing Co., Ltd.	3,676,800	210,173
International Business Machines Corp.	2,015,000	179,133
SOFTBANK CORP.	2,121,100	170,879
ASML Holding NV (New York registered)[2]	4,145,000	79,418
ASML Holding NV2	4,146,000	79,405
Mediatek Incorporation	13,815,965	144,682
livedoor Co., Ltd.[2]	25,083,000	122,208
Acer Inc.	53,000,000	117,655
Hoya Corp.	2,853,000	103,238
Delta Electronics, Inc.	36,034,840	72,673
Cisco Systems, Inc.[2]	4,083,000	71,616
Chi Mei Optoelectronics Corp.	51,680,751	62,922
Rohm Co., Ltd.	673,500	61,012
Samsung SDI Co., Ltd.	585,000	60,961
Toshiba Corp.	10,250,000	53,965
Intersil Corp., Class A	1,880,000	48,222
Samsung Electronics Co., Ltd.	66,208	38,202
Premier Farnell PLC	12,720,000	35,409
Texas Instruments Inc.	750,000	24,360
Analog Devices, Inc.	600,000	22,752
Telefonaktiebolaget LM Ericsson, Class B (ADR)	595,000	19,385
Contax Participações SA, preferred nominative	15,044,930	17,367
Contax Participações SA, ordinary nominative[2]	762,130	1,242
Contax Participações SA, preferred nominative (ADR)	70,000	81
Corning Inc.[2]	723,513	14,651
Kyoden Co., Ltd.	200,000	1,344
		2,567,017

UTILITIES — 4.13%
Veolia Environnement	10,150,000	$ 434,848
NTPC Ltd.	128,290,000	291,568
E.ON AG	2,834,214	269,938
Gas Natural SDG, SA	6,869,500	187,512
Scottish Power PLC	18,350,000	168,471
GAIL (India) Ltd.	23,115,000	134,548
National Grid Transco PLC	12,500,714	115,850
National Grid Transco PLC (ADR)	385,881	17,874
Korea Electric Power Corp.	3,823,280	128,193
Southern Co.	1,680,000	58,313
Cía. Energética de Minas Gerais — CEMIG, preferred nominative	1,260,000,000	50,925
Exelon Corp.	975,000	50,739
Dominion Resources, Inc.	567,811	43,125
Hong Kong and China Gas Co. Ltd.	19,118,000	40,556
Equitable Resources, Inc.	1,050,000	39,259
FirstEnergy Corp.	780,000	36,629
Progress Energy, Inc.	350,000	15,673
PG&E Corp.	330,000	12,137
MDU Resources Group, Inc.	350,000	11,491
Xcel Energy Inc.	357,500	6,617
		2,114,266

MISCELLANEOUS — 3.58%
Other common stocks in initial period of acquisition		1,832,434

Total common stocks (cost: $37,114,687,000)		46,125,203

	Shares or
Convertible securities — 0.42%	principal amount

CONSUMER DISCRETIONARY — 0.14%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	2,250,000	69,390

INFORMATION TECHNOLOGY — 0.11%
Nortel Networks Corp. 4.25% convertible notes 2008	$40,000,000	37,700
ASML Holding NV 5.50% convertible notes 2010	€12,700,000	19,777
		57,477

TELECOMMUNICATION SERVICES — 0.09%
Crown Castle International Corp. 6.25% convertible preferred 2012[2]	635,200	34,301
Deutsche Telekom International Finance BV 6.50% convertible bonds 2006	€10,000,000	12,431
		46,732

INDUSTRIALS — 0.04%
Tyco International Group SA, Series B, 3.125% convertible debentures 2023	$15,000,000	20,306

MATERIALS — 0.02%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred[3]	10,000	11,134

HEALTH CARE — 0.02%
Baxter International Inc. 7.00% convertible preferred 2006	200,000 units	10,900

Total convertible securities (cost: $261,404,000)		215,939

	Principal amount	Market value
Bonds & notes — 0.82%	(000)	(000)

CONSUMER DISCRETIONARY — 0.36%
General Motors Corp. 8.375% 2033	$197,278	$134,149
General Motors Corp. 8.25% 2023	32,774	22,041
General Motors Corp. 7.20% 2011	2,695	1,913
General Motors Corp. 7.125% 2013	2,300	1,598
General Motors Acceptance Corp. 6.875% 2011	7,715	7,040
General Motors Acceptance Corp. 7.25% 2011	3,210	2,968
General Motors Acceptance Corp. 7.00% 2012	2,960	2,669
General Motors Acceptance Corp. 6.875% 2012	1,497	1,357
Delphi Automotive Systems Corp. 6.55% 2006[5]	14,955	8,375
		182,110

GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 0.27%
Brazilian Treasury Bill 0% 2006	R$224	95,932
United Mexican States Government, Series MI10, 8.00% 2013	MXP220,416	20,293
United Mexican States Government, Series M20, 8.00% 2023	221,784	19,207
United Mexican States Government, Series MI10, 9.50% 2014	40,200	4,019
		139,451

FINANCIALS — 0.10%
Hopson Development Holdings Ltd. 8.125% 2012[3]	$ 50,000	51,562

TELECOMMUNICATION SERVICES — 0.04%
AT&T Wireless Services, Inc. 8.125% 2012	20,000	23,053

ENERGY — 0.03%
El Paso Corp. 7.875% 2012	14,500	14,754

INFORMATION TECHNOLOGY — 0.02%
Flextronics International Ltd. 6.50% 2013	10,000	10,150

Total bonds & notes (cost: $425,296,000)		421,080

Short-term securities — 8.87%

Dexia Delaware LLC 3.83%-4.265% due 12/2/2005-2/3/2006	200,000	199,274
Calyon North America Inc. 4.025%-4.25% due 12/27/2005-2/22/2006	200,000	198,565
Bank of Ireland 4.11%-4.28% due 1/6-2/22/2006[3]	200,000	198,503
HBOS Treasury Services PLC 3.97%-4.23% due 12/19/2005-2/13/2006	200,000	198,479
Depfa Bank PLC 4.09%-4.26% due 1/3-2/17/2006[3]	192,800	191,604
Barclays U.S. Funding Corp. 3.785%-4.205% due 12/5/2005-1/23/2006	188,600	187,905
Old Line Funding, LLC 4.00%-4.14% due 12/1/2005-1/13/2006[3]	165,550	165,179
Thunder Bay Funding, LLC 4.17% due 1/17/2006[3]	21,100	20,982
Amsterdam Funding Corp. 3.92%-4.15% due 12/12/2005-1/19/2006[3]	186,300	185,641
Barton Capital Corp. 4.12%-4.14% due 1/12-1/18/2006[3]	150,000	149,216
Société Générale North America Inc. 4.255% due 2/21/2006	36,600	36,242
KfW International Finance Inc. 3.73%-4.15% due 12/14/2005-1/31/2006[3]	182,435	181,389
Westpac Trust Securities NZ Ltd. 4.16%-4.23% due 1/31-2/15/2006[3]	175,000	173,568
Danske Corp. 4.11%-4.24% due 1/5-1/30/2006[3]	165,700	164,750
Lloyds Bank PLC 4.03%-4.245% due 12/29/2005-2/14/2006	150,000	149,028
Spintab AB (Swedmortgage) 4.17%-4.25% due 2/1-2/14/2006	150,000	148,788
ING (U.S.) Funding LLC 3.84%-4.23% due 12/1/2005-1/30/2006	101,300	100,903
Mont Blanc Capital Corp. 4.26% due 2/3/2006[3]	44,800	44,455
Allied Irish Banks N.A. Inc. 3.92%-4.17% due 12/13/2005-1/25/2006[3]	130,000	129,332
ANZ National (International) Ltd. 4.19%-4.25% due 2/8-2/22/2006[3]	105,000	104,008
ANZ (Delaware) Inc. 4.16% due 1/17/2006	25,000	24,864
Svenska Handelsbanken 3.90%-4.21% due 12/7/2005-2/14/2006	75,000	74,538
Stadshypotek Delaware Inc. 4.23% due 2/15/2006[3]	50,000	49,549
IXIS Commercial Paper Corp. 3.92%-4.23% due 12/15/2005-2/3/2006[3]	121,600	121,154
HSBC USA Inc. 3.86%-4.12% due 12/16/2005-1/11/2006	115,017	114,543
Toyota Motor Credit Corp. 3.98%-4.12% due 12/28/2005-1/17/2006	104,700	104,237
Siemens Capital Co. LLC 4.20% due 1/19-2/9/2006	103,500	102,766
Federal Home Loan Bank 4.085%-4.10% due 1/18-1/20/2006	100,000	99,427
Rabobank USA Financial Corp. 4.03%-4.185% due 12/30/2005-2/13/2006	84,200	83,611
CBA (Delaware) Finance Inc. 3.84%-4.265% due 12/1/2005-2/21/2006	76,000	75,478
Royal Bank of Scotland PLC 4.03%-4.165% due 1/5-1/26/2006	75,000	74,585
Canadian Imperial Holdings Inc. 4.02%-4.19% due 12/14/2005-2/6/2006	69,100	68,672
UBS Finance (Delaware) LLC 4.11%-4.14% due 1/12-1/27/2006	58,516	58,210
GlaxoSmithKline Finance PLC 3.90%-4.23% due 12/12/2005-2/16/2006	50,400	50,291
Toronto-Dominion Bank 3.85% due 12/2/2005	50,000	50,000
Caisse d’Amortissement de la Dette Sociale 3.92% due 12/16/2005	50,000	49,916
Fannie Mae 4.00% due 12/22/2005	50,000	49,878
IBM Capital Inc. 4.05% due 12/22/2005[3]	50,000	49,876
American Honda Finance Corp. 4.12% due 1/24/2006	50,000	49,681
BNP Paribas Finance Inc. 4.19% due 2/10/2006	50,000	49,580
Bank of America Corp. 4.14% due 1/20/2006	49,500	49,221
Pfizer Inc 4.08% due 12/22/2005[3]	38,800	38,703
DaimlerChrysler Revolving Auto Conduit LLC II 4.20% due 1/13/2006	30,000	29,846
Bank of Montreal 4.13% due 1/13/2006	25,000	24,997
Clipper Receivables Co., LLC 4.04% due 1/9/2006[3]	25,000	24,885
Scotiabank Inc. 4.20% due 2/10/2006[3]	25,000	24,789
Freddie Mac 4.01% due 1/10/2006	17,096	17,012

Total short-term securities (cost: $4,537,834,000)		4,538,120

Total investment securities (cost: $42,339,221,000)		$51,300,342
Other assets less liabilities		(120,754)

Net assets		$51,179,588

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Valued under fair value procedures adopted by authority of the Board of Directors.
2 Security did not produce income during the last 12 months.
3 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $2,199,329,000, which represented 4.30% of the net assets of the fund.
4 Represents an affiliated company as defined under the Investment Company Act of 1940.
5 Company not making scheduled interest payments; bankruptcy proceedings pending.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

MFGEFP-933-0106E-S4518

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Capital World Growth and Income Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Growth and Income Fund, Inc. (the "Fund") as of November 30, 2005, and for the year then ended and have issued our unqualified report thereon dated January 5, 2006 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of November 30, 2005 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this portfolio based on our audit.
In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
January 5, 2006

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND, INC.

By /s/ Stephen E. Bepler
Stephen E. Bepler, President and PEO

Date: February 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Stephen E. Bepler
Stephen E. Bepler, President and PEO

Date: February 7, 2006

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and PFO

Date: February 7, 2006